Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this “First Amendment”) dated as of June 8, 2023, is by and among Maury Microwave, Inc., a Delaware corporation (“Parent”), Troy Merger Sub, Inc., a New Jersey corporation wholly owned by Parent (“Merger Sub”), and Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”). Parent, Merger Sub and the Company are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

RECITALS

A. The Parties have entered into that certain Merger Agreement, dated May 24, 2023 (the “Merger Agreement”).

B. The Parties desire to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Amendment to Merger Agreement. The second sentence of Section 6.7(a) of the Merger Agreement is hereby amended and restated as follows: The Company shall, in no event later than June 16, 2023, prepare and file with the SEC the preliminary proxy statement.

2. Authority. Each party has all requisite corporate power and authority to execute and deliver this First Amendment and to perform its obligations hereunder. No other corporate proceedings are necessary to authorize the performance of any Party’s obligations under this First Amendment or the performance of its obligations hereunder.

3. Governing Law. The provisions of Section 9.7 of the Merger Agreement shall be incorporated as if set forth herein, mutatis mutandis.

4. Effect of the Amendment. Except as expressly provided in this First Amendment, all of the terms and provisions of the Merger Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Parties. This First Amendment shall form a part of the Merger Agreement for all purposes. From and after the execution of this First Amendment by the Parties, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby. Notwithstanding the foregoing, references to the date of the Agreement, and references to “the date hereof” in the Agreement and “the date of this Agreement” shall continue to refer to May 24, 2023.

5. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Electronic transmission of any signed original document or retransmission of any such signed transmission will be deemed the same as delivery of an original.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first written.

PARENT:

Maury Microwave, Inc.

By:	/s/ Michael Howo
Name:	Michael Howo
Title:	Chief Executive Officer

MERGER SUB:

Troy Merger Sub, Inc.

By:	/s/ Euan G. Milne
Name:	Euan G. Milne
Title:	Chief Executive Officer

Signature Page to First Amendment to Agreement and Plan of Merger

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the date first written.

THE COMPANY:

Wireless Telecom Group, Inc.

By:	/s/ Timothy Whelan
Name:	Timothy Whelan
Title:	Chief Executive Officer

Signature Page to First Amendment to Agreement and Plan of Merger